Exhibit 99.1

Bronco Drilling Company, Inc. Announces Monthly Operating Results

OKLAHOMA CITY, December 10, 2009 (BUSINESS WIRE)—Bronco Drilling Company, Inc. (Nasdaq/GS:BRNC) announced today operational results for the month ended and as of November 30, 2009.

Utilization for the Company’s drilling fleet was 30% for the month of November compared to 31% for the previous month and 23% for the third quarter.  The Company had an average of 37 marketed drilling rigs in November compared to 37 in the previous month and 45 for the third quarter.  The average dayrate on operating drilling rigs as of November 30, 2009, was $15,608 compared to $15,608 as of October 31, 2009, and $15,113 for the third quarter of 2009.

The Company cautions that several factors other than those discussed above may impact the Company’s operating results and that a particular trend regarding the factors above may or may not be indicative of the Company’s current or future financial performance.

About Bronco Drilling

Bronco Drilling Company, Inc. is a publicly held company headquartered in Edmond, Oklahoma, and is a provider of contract land drilling and workover services to oil and natural gas exploration and production companies. Bronco's common stock is quoted on The NASDAQ Global Select Market under the symbol “BRNC”. For more information about Bronco Drilling Company, Inc., visit http://www.broncodrill.com

	Bronco Drilling Company, Inc.
	Rig Status Report
	as of November 30, 2009

								Est. Duration (2)
	Rig No.	Horsepower		Rig Type	Basin	Status (1)	Contract	Days	Date
1	2	400 hp		M		I
2	5	650 hp		M		I
3	6	650 hp		M		I
4	7	650 hp		M		I
5	8	1000 hp		E	Bakken	O	Three Wells
6	9	650 hp		M		I
7	10	1000 hp		E		I
8	11	1000 hp		E		I
9	12	1500 hp		E	Anadarko	O	well to well
10	14	1200 hp		E		I
11	15	1200 hp		E	Haynesville	O	Term	329	10/25/2010
12	16	1400 hp		E	Bakken	O	well to well
13	17	1700 hp		E	Anadarko	O	Term	46	1/15/2010
14	20	1400 hp		E	Bakken	O	Term	192	6/10/2010
15	21	2000 hp		E	Haynesville	O	well to well
16	22	1000 hp		E		I
17	23	1000 hp		E		I
18	25	1500 hp		E	Cotton Valley	O	well to well
19	26	1200 hp		E		I
20	27	1500 hp		E	Uinta	O	Term	60	1/29/2010
21	28	1200 hp		E	Bakken	O	well to well
22	29	1500 hp		E	Woodford	O	well to well
23	37	1000 hp		E	Marcellus	O	well to well
24	41	950 hp		M		I
25	42	650 hp		M		I
26	51	850 hp		M		I
27	52	850 hp		M		I
28	54	850 hp		M		I
29	56	1100 hp		M		I
30	57	1100 hp		M		I
31	59	1000 hp		E		I
32	62	1000 hp		M		I
33	70	450 hp		M		I
34	75	750 hp		M		I
35	77	1200 hp		M		I
36	94	1000 hp		M		I
37	97	850 hp		M		I

M -	Mechanical		I -	Idle
E -	Electric		O -	Operating
1	Rigs classified as "operating" are under contract while rigs described as "idle" are not under contract but are being actively
	marketed and generally ready for service.
2	The estimated contract duration is derived from discussions with our customer regarding their current projection of the days
	remaining to complete the project.
	Changes from the prior month are highlighted.

Cautionary Note Regarding Forward-Looking Statements

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, comments pertaining to estimated contract duration.  Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in Bronco Drilling Company, Inc’s. Annual Report on Form 10-K filed with the SEC on March 16, 2009, as amended on April 29, 2009 and  June 30, 2009 and other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov.  Bronco cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Contact:
Bob Jarvis
Investor Relations
Bronco Drilling Company
(405) 242-4444 EXT: 102
bjarvis@broncodrill.com